SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549

                                _____________

                                  FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):   December 17, 2002




                         FOOD TECHNOLOGY SERVICE, INC.
               (Exact Name of Registrant as Specified in Charter)


	FLORIDA	                     0-19047	                59-2618503
(State of Incorporation)	       (Commission	      (IRS Employer
                                      File Number)     	Identification No.)


502 Prairie Mine Road, Mulberry, FL	                        	02021
(Address of Principal Executive Offices)             		    (Zip Code)



Registrant's telephone number, including area code:	(863) 425-0039
























Item 5.	   Other Events.

On December 17, 2002, MDS Nordion, the Company's principal shareholder and holder of $963,194 of convertible debt, converted $300,000 of such debt into 504,201 shares of common stock of the Company. The pro forma effect of the conversion on the Company's capitalization at September 30, 2002 is set forth below:

                              CAPITALIZATION

Actual  	Pro Forma
Current Liabilities                               $ 1,207,171   $    907,171


Stockholders' Equity:

  Common stock $.01 par value,
   20,000,000 shares authorized,
   10,496,837 shares outstanding on
   September 30, 2002				      104,968        110,010
  Paid in capital                                  11,680,619     11,975,577
  Deficit					    9,302,479  (   9,302,479)
						-------------  -------------
				  	    	    2,483,108      2,783,108
  Less common stock used for receivables       (       84,000) (      84,000)
                                               --------------  -------------
Total Stockholder's Equity                        $ 2,399,108    $ 2,699,108
	  				       ==============  =============


	As a result of the conversion, Nordion became the beneficial owner of 5,306,193 shares of common stock, representing approximately 43.8% of the Company's outstanding shares. Such ownership includes 1,114,611 shares underlying the remaining convertible indebtedness determined at the close of business on the transaction date.


SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


							FOOD TECHNOLOGY SERVICE, INC.



							By:  /S/Richard Hunter

 							     Richard Hunter
							     President


Date:  January 3, 2003